UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 25, 2016 (February 24, 2016)

Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36597	41-1016855
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction		Identification
of incorporation)		No.)

938 University Park Boulevard, Suite 200 Clearfield, UT	84015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 779-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 8.01.  Other Events.

On February 24, 2016, Vista Outdoor Inc. (“Vista”) entered into a definitive agreement with BRG Sports, Inc. (“BRG”) to acquire BRG Sports’ Action Sports division.  Under the terms of the Stock Purchase Agreement dated as of February 24, 2016 (the “Stock Purchase Agreement”), Vista will pay a purchase price of $400 million in cash, subject to customary working capital and other purchase price adjustments, as well as certain contingent consideration based on profitability growth milestones. The closing of the Transaction is subject to regulatory approval and other customary closing conditions and is expected to occur in the beginning of Vista’s fiscal year ending March 31, 2017.

On February 25, 2016, Vista issued a press release announcing the Transaction, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7.01.  Regulation FD Disclosure.

Vista has posted an updated investor presentation dated as of February 25, 2016 to its website. The investor presentation contains an overview of the Company and its strategy, including information related to the Company’s financial results and the entry into the Stock Purchase Agreement to acquire BRG Sports’ Action Sports division. The investor presentation and any future updates thereto will be available on the Company’s website at http://investors.vistaoutdoor.com. A copy of the presentation is attached as Exhibit 99.2 and incorporated by reference herein.

Note: Information in this report (including the exhibit) furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely as a result of the requirements of Regulation FD. Furthermore, the information provided in this report and in Exhibit 99.2 hereto shall not be deemed to be incorporated by reference into any filings of the Company under the Securities Act of 1933.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release of Vista Outdoor Inc. dated February 25, 2016.
99.2	Investor presentation slides issued by Vista Outdoor Inc. on February 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

By:	/s/ Scott D. Chaplin
Name: Scott D. Chaplin
Title: Senior Vice President, General Counsel and Secretary

Date:  February 25, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Vista Outdoor Inc. dated February 25, 2016.
99.2	Investor presentation slides issued by Vista Outdoor Inc. on February 25, 2016.